UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2024

Rigel Resource Acquisition Corp

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41022	98-1594226
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Bryant Park 1045 Avenue of the Americas, Floor 25 New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(646) 453-2672

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
None	None	None

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Notice of Admission to Trade Class A Shares on OTCQX.

On December 12, 2024, OTC Markets Group issued a press release regarding Rigel Resource Acquisition Corp (the “Company”) having qualified to trade its Class A Ordinary Shares on the OTCQX Best Market, effective on the same day, under the symbol “RRACF”. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company’s (i) redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share (the “Warrants) and (ii) units, each consisting of one Class A Ordinary Share and one half of one Warrant, continue to trade on the OTC Market’s Pink Market under the symbols “RRAWF” and “RRAUF,” respectively.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release, dated December 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGEL RESOURCE ACQUISITION CORP

Date: December 12, 2024	By:	/s/ Jonathan Lamb
	Name:	Jonathan Lamb
	Title:	Chief Executive Officer

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